Rule 497(d)



                                    FT 4507
            Investment Grade Select Closed-End Portfolio, Series 46

              Supplement to the Prospectus Dated November 26, 2013

     Notwithstanding anything to the contrary in the Prospectus, the Estimated Net Annual Distribution per Unit for the first year and subsequent years, as set forth in the Summary of Essential Information, should be replaced with $.6898 and $.6846, respectively.

December 20, 2013